UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

CYTOSORBENTS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 Deer Park Drive, Suite K
Monmouth Junction, New Jersey 08852
(Address of principal executive office) (Zip Code)

(732) 329-8885
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

CytoSorbents Corporation (the “Company”) issued a press release today stating that it has achieved European CE Mark approval for its flagship product, CytoSorb™, as an extracorporeal cytokine filter in situations where excessive cytokine levels exist. A copy of the press release is being furnished as Exhibit 99.1 attached  hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and in this Item shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell company transactions.
None.

(d)	Exhibits.
99.1	Press Release issued by the Company on March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoSorbents Corporation

By:	/s/ Phillip Chan
Name: Phillip Chan
Title: Chief Executive Officer

Dated: March 31, 2011